Exhibit 10.4

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ELECTROMEDICAL TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

No. W-2	May 1, 2020

VOID AFTER MAY 1, 2025

THIS CERTIFIES THAT, for value received, AGILITY FINANCIAL PARTNERS, LLC or assigns (the “Holder”), is entitled to subscribe for and purchase from Electromedical Technologies, Inc., a Delaware corporation (the “Company”), the Exercise Shares (as defined below) of the Company’s Common Stock on the terms and subject to the conditions set forth below. This Warrant is being issued in connection with that certain Consulting Agreement among the Company and the consultants party thereto dated as of September 7, 2016 (the “Consulting Agreement”).

DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a)           “Acquisition” shall mean either (A) a merger, consolidation, equity sale or similar transaction involving (directly or indirectly) the Company upon which, immediately after the consummation of the transaction, the shareholders of the Company immediately prior thereto do not own, directly or indirectly, either (i) voting securities representing more than 50% of the combined voting power of the surviving entity in such transaction, or (ii) securities representing more than 50% of the combined voting power of the parent of the surviving entity in such transaction; or (B) a sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, of all or substantially all of the assets of the Company.

(b)           “Exercise Period” shall mean the period commencing with the date hereof and ending on May 1, 2025, unless sooner terminated as provided below.

(c)           “Exercise Price” shall mean $0.52 per Exercise Share subject to adjustment pursuant to Section 5 below.

(d)           “Exercise Shares” shall mean up to 100,000 shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein.

(e)           “IPO” shall mean the Company’s first firm commitment underwritten offering and sale of the Company’s Common Stock (the “Common Stock”) to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”).

2.	EXERCISE OF WARRANT

(a)           The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(i) An executed Notice of Exercise in the form attached hereto;

(ii) Payment of the Exercise Price either in cash or by check; and

(iii) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

(b)           Net Exercise. In lieu of cash exercising this Warrant, the Holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula: X = Y (A-B) A Where X = the number of shares of Common Stock to be issued to Holder. Y = the number of shares of Common Stock purchasable under the Warrants being exchanged (as adjusted to the date of such calculation). A = the Market Price on the date of receipt by the Company of the exercise documents. B = the Exercise Price of the Warrants being exchanged (as adjusted in accordance with the terms hereof). The “Market Price” on any trading day shall be deemed to be the average of the ask and bid price of the Common Stock over the five (5) trading days immediately preceding receipt by the Company of the exercise documents as officially reported by the principal securities exchange or quotation medium on which the shares of Common Stock are listed or eligible for trading. If the Market Price cannot be determined pursuant to the sentence above, the Market Price shall be determined in good faith (using customary valuation methods) by the Board of Directors of the Company based on the information best available to it, including recent arms-length sales of Common Stock to unaffiliated persons.

If, within six (6) months from the date of this Warrant, the Holder sells the Exercise Shares and receives, net of commissions, amounts outstanding due from Company, up to a maximum of $100,000, the Holder shall forgive the Debt owed to it by the Company and which shall be deemed paid in full up to the maximum. If that does not occur within six months of the date of this Warrant, the Debt shall remain in full force and effect, regardless of when the Holder is able to sell the Exercise Shares.

3.	COVENANTS OF THE COMPANY.

3.1           Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant and the shares of the Company’s Common Stock that may be issued upon conversion of the Exercise Shares will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares to provide for the exercise of the rights represented by this Warrant and a sufficient number of shares of the Company’s Common Stock to provide for the conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company’s equity securities shall not be sufficient to permit exercise of this Warrant or the conversion of the Exercise Shares, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of such series of the Company’s equity securities to such number of shares as shall be sufficient for such purposes.

3.2           Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least 10 days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.	REPRESENTATIONS OF HOLDER.

4.1           Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2           Securities Are Not Registered.

(a)           The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3           Disposition of Warrant and Exercise Shares.

(a)           The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)           The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)          There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)         The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws. The Company agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act of 1933, as amended, except in unusual circumstances.

(b)           The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.4           Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.	ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES.

5.1           Changes in Securities. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this Section 5, the “aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. Whenever the Exercise Price or the number of shares of Exercise Shares purchasable hereunder shall be adjusted pursuant to this Section 5.1, the Company at its expense shall issue a certificate signed by an authorized officer setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of the adjustment or readjustment and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment or readjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid, or overnight delivery service) to the Holder of the Warrant. The Company shall, upon the written request of the Holder of the Warrant at any time, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) all such adjustments and readjustments that have been effected under the Warrant; (ii) the Exercise Price at the time in effect and (iii) the number of shares of Exercise Shares, the type of Exercise Shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

5.2           Automatic Conversion. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company’s Common Stock pursuant to the Company’s Certificate of Incorporation. In such case, all references to “Exercise Shares” shall mean shares of the Company’s Common Stock issuable upon exercise of this Warrant, as appropriate.

6.           FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

7.           NOTICE OF ACQUISITION. In the event of, at any time during the Exercise Period, an IPO or an Acquisition, the Company shall provide to the Holder 30 days’ advance written notice of such IPO or Acquisition.

8.           MARKET STAND-OFF AGREEMENT. Holder hereby agrees that Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by Holder (other than those included in the registration) (i) during the 180-day period following the effective date of the IPO (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company and holders of at least one percent of the Company’s voting securities are bound by and have entered into similar agreements. Holder agrees that any transferee of the Warrant (or other securities) of the Company held by Holder shall be bound by this Section 8. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.           NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10.         TRANSFER OF WARRANT. This Warrant and all rights hereunder are not transferable by the Holder other than, for a Holder that is a partnership, limited liability company, corporation, or venture capital fund, to (i) a partner of such partnership, a member of such limited liability company, or stockholder of such corporation, (ii) an affiliate of such partnership, limited liability company or corporation (including, any affiliated investment fund of such Holder), (ii) a retired partner of such partnership or a retired member of such limited liability company, or (iii) the estate of any such partner, member, or stockholder (such transfer, an “Affiliate Transfer” and such transferees an “Affiliate Transferee”).

Affiliate Transfers may be made upon delivery of this Warrant and the form of assignment attached hereto to any Affiliate Transferee designated by Holder. The Company represents that it has taken all action necessary to exempt an Affiliate Transfer from any such applicable transfer restrictions. The Affiliate Transferee shall sign an investment letter in form and substance satisfactory to the Company.

11.         LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.         AMENDMENT. Any term of this Warrant may be amended or waived with the written consent of the Company and Holder.

13.         NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile or email if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed in the Consulting Agreement or at such other address as the Company or Holder may designate by 10 days’ advance written notice to the other parties hereto.

14.         ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15.         GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

16.         REGISTRATION RIGHTS. If the Company grants, or has granted, any other person or entity registration rights with respect to the Common Stock of the Company, then the Company shall enter into a substantially similar registration rights agreement with Holder with respect to the Exercise Shares, granting such Exercise Shares pari passu registration rights.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

HOLDER:	COMPANY:

Agility Financial Partners, LLC	Electromedical Technologies, Inc.

By: Cindy Solovei	By: Matthew Wolfson
Cindy Solovei, Partner	Matthew Wolfson, CEO

[SIGNATURE PAGE]

NOTICE OF EXERCISE

TO: ELECTROMEDICAL TECHNOLOGIES, INC.

(1) The undersigned hereby elects to purchase                     shares of                               (the “Exercise Shares”) of ELECTROMEDICAL TECHNOLOGIES, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. If this is a Net Exercise pursuant to Section 2(b), check here: ______

(2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel, if requested, satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT

FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please

Address
Print)

(Please

Print)

Dated:                          , 20__

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.